EXHIBIT 99.1

eLINEAR, INC. ANNOUNCES ACQUISITION OF NETVIEW TECHNOLOGIES, INC.

HOUSTON, TX -- APRIL 22, 2003 -- eLinear, Inc., (OTC BB: ELIN), an information technology consulting services firm providing strategic consulting solutions, creative website design, website content management software, and technical project management and development services today announced it had completed an acquisition of NetView Technologies, Inc. NetView is an advanced information technology solutions company that provides its customers with a suite of remote monitoring and management services, web management software and product fulfillment services. NetView's focus is on creating long-term recurring revenue streams from a diverse client base.

eLinear completed the acquisition of all of the issued and outstanding shares of NetView Technologies, Inc. on April 15, 2003. Pursuant to the transaction, eLinear issued an aggregate of 12,961,979 shares to the five shareholders of NetView. The merger was completed by NetView Acquisition Corporation, a wholly owned subsidiary of eLinear, merging with and into NetView, with NetView as the surviving corporation. As of the effective date of the transaction, NetView became a wholly owned subsidiary of eLinear and NetView Acquisition Corporation ceased its existence. As of April 16, 2003, Tommy Allen and Carl A. Chase joined the Board of Directors of eLinear. Jon Ludwig will remain as Chief
Executive Officer and Kevan Casey will take over as President and Principal Accounting Officer of eLinear.

"It is expected that the merger with NetView will provide eLinear with additional growth opportunities within its base of customers and the ability to offer a more complete Information Technology solution. In addition, it will allow the company to pursue growth and expansion in terms of its customer base and service offerings," stated Jon Ludwig, CEO of eLinear.

"The goal of the merger of eLinear and NetView is to consolidate product and service offerings and utilize a single sales and marketing team to identify and capitalize on cross-selling opportunities," stated Kevan Casey, President of eLinear and former President of NetView. "The objective of the combined companies' sales and marketing strategy is to cross-market and cross-sell our product and service offerings in and amongst the combined companies' base of customers. We feel that there are strong synergies between the two companies and look forward to capitalizing on these opportunities in the future".

ABOUT  ELINEAR,  INC.

eLinear is a technology consulting firm offering a full set of services ranging from traditional strategic technology consulting to managing complex technology integration projects. The company focuses on providing solutions to technology related issues ranging from managing a software selection process to installation and integration of complex software products. The company has developed partnership relationships with top software companies such as BEA Systems and Documentum.

In addition to providing complete customer technology services, eLinear also markets a proprietary software product called "LinearCMS". This product is designed to allow non-technical personnel to develop and maintain web pages on one or more websites through a web browser. It allows collaboration between subject matter experts, website copywriters and business users, creating a working environment that intelligently differentiates web site content from design, and separates content within pages so it can be presented, transformed and syndicated for multiple purposes. As of December 31, 2002, the company has approximately 25 customers that utilize the LinearCMS software product to update and maintain their websites.

ABOUT  NETVIEW  TECHNOLOGIES,  INC.

NetView is an advanced information technology solutions company that provides its customers with a suite of remote monitoring and management services, web management software and product fulfillment services. NetView's focus is on creating long-term recurring revenue streams from a diverse client base. NetView markets its products and services through its own direct sales and marketing team, direct mail and trade shows. NetView consists of a proven management team having substantial expertise in selling and marketing of information technology product fulfillment and related services to the commercial and institutional markets. In its first year of operation, NetView was able to generate sales of $7.7 million from a standing start.


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PRO  FORMA  FINANCIAL  INFORMATION

The following pro forma combined condensed statements of operations have been prepared assuming the merger had occurred effective as of January 1, 2002:

                                        ELINEAR, INC.
                                             AND
                                 NETVIEW TECHNOLOGIES, INC.
                    PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                            FOR THE YEAR ENDED DECEMBER 31, 2002
                                         (UNAUDITED)

                                                                    NetView
                                                                 Technologies,    Pro Forma
                                                eLinear, Inc.        Inc.         Combined
                                               ---------------  ---------------  -----------
Revenue                                        $      967,994   $    7,733,119   $8,701,113
Cost of sales                                         784,486        6,757,097    7,541,583
                                               ---------------  ---------------  -----------
    Gross profit                                      183,508          976,022    1,159,530
                                               ---------------  ---------------  -----------
Selling, general and administrative expenses          592,998          756,555    1,349,553
Depreciation                                           13,133            9,143       22,276
                                               ---------------  ---------------  -----------
    Total operating expenses                          606,131          765,698    1,371,829
                                               ---------------  ---------------  -----------
Income (loss) from operations                        (422,623)         210,324     (212,299)
Other expense                                          (8,099)         (10,930)     (19,029)
                                               ---------------  ---------------  -----------
Income (loss) before income taxes                    (430,722)         199,394     (231,328)
Pro forma income tax expense                               --         (106,554)    (106,554)
                                               ---------------  ---------------  -----------
Net income (loss)                              $     (430,722)  $       92,840   $ (337,882)
                                               ===============  ===============  ===========

SAFE  HARBOR  STATEMENT

This press release contains statements that may constitute forward-looking statements. These statements are based on current expectations and assumptions and involve a number of uncertainties and risks that could cause actual results to differ materially from those currently expected. The potential risks and uncertainties of the NetView acquisition include, among other items, (a) the risks associated with the successful integration of NetView and eLinear and the realization of the anticipated benefits of the two transactions, and (b) risks associated with the rapidly evolving market for the products and services of NetView and eLinear. For additional information about NetView and eLinear's future business and financial results, refer to eLinear's Annual Report on Form 10-KSB for the year ended December 31, 2002, which was filed with the SEC on April 15, 2003. eLinear undertakes no obligation to update any forward-looking statement that may be made from time to time by or on behalf of the company, whether as a result of new information, future events or otherwise.

For  more  information  visit  eLinear's  website  at  www.elinear.com,  review
                                                       ---------------
eLinear's  Form  10-KSB  filed  with  the  SEC  on  April  15, 2003, or contact:

713-690-0855  x23,  Investor  Relations
E-mail:  investorrelations@elinear.com

                                       ###


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